SEMI ANNUAL REPORT
TEMPLETON EMERGING MARKETS FUND, INC.


                                                               February 28, 2001



[FRANKLIN TEMPLETON LOGO]
PAGE
[PHOTO OF MARK MOBIUS]

Mark Mobius
President
Templeton Emerging
Markets Fund, Inc.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.


PAGE

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Emerging Markets Fund seeks long-term capital appreciation by investing primarily in emerging country equity securities.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report of Templeton Emerging Markets Fund covers the period ended February 28, 2001. During the six months under review, emerging markets experienced varying levels of economic recovery as their respective governments continued their efforts in stimulating growth, curbing inflation and restoring investor confidence.

In Asia, Thailand's economy grew 3.06% in terms of gross domestic product (GDP) in the fourth quarter of 2000, compared with the same quarter in 1999.(1) trade continued to prosper as a weak baht boosted exports. In a bid to enhance economic growth and contain inflation, the government and the central bank decided to keep interest rates low. Despite Dr. Thaksin Shinawatra's indictment for concealing assets, his Thai



CONTENTS

Shareholder Letter..........................................................   1

Performance Summary.........................................................   8

Important Notice to Shareholders............................................   9

Financial Highlights & Statement of Investments.............................  10

Financial Statements........................................................  18

Notes to Financial Statements...............................................  21



FUND CATEGORY
[PYRAMID GRAPHIC]


1. Source: The Bank of Thailand.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.
PAGE











GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/01

[PIE CHART]

Asia                                                        42.6%
Latin America                                               23.0%
Mid-East/Africa                                             19.3%
Europe                                                      12.6%
Short-Term Investments & Other Net Assets                    2.5%

Rak Thai Party overwhelmingly won Thailand's elections, which could lead to some degree of political and economic stability going forward. Similarly, South Korea's economy expanded with 4.6% GDP growth in the fourth quarter of 2000 compared with the fourth quarter of 1999.(2) In 2000, South Korea's exports and imports registered double-digit gains and foreign direct investment amounted to a record $15.7 billion as investor confidence improved.(3) Elsewhere in Asia, Turkey underwent a mini-crisis in December, resulting in the government's decision to stress its continuing commitment to its deflation program and implement measures to strengthen the banking system as well as speed up privatization. However, officials differed in their opinions regarding the reform program, which led to uncertainty in the financial markets and a surge in overnight interest rates. On February 21, 2001, the central bank finally abandoned the Turkish lira's peg to the U.S. dollar.

During the period under review, Latin American economies generally performed well. Mexico's GDP growth was 6.9%, the fastest growth rate in the past 20 years.(4) The country's exports and imports registered double-digit gains, and government finances benefited from high oil prices. Mexico's economy could slow in 2001 due to decelerating U.S. economic growth and weakening global oil prices. However, we remain positive about Mexico and expect the country to continue its long-term recovery. Supporting this expectation is newly inducted Mexican president Vicente Fox's vow to promote stability, fight


2. Source: The Bank of Korea.
3. Source: Reuters, 1/4/01.
4. Source: The Economist Intelligence Unit Ltd., Mexico: Business Outlook, 3/12/01.


2





PAGE


poverty, promote growth and improve the government's fiscal position by boosting tax revenues and implementing tax reforms. Elsewhere in Latin America, Brazil's higher than expected 2000 GDP growth of 4.2% and inflation in line with expectations continued to solidify the country's economic recovery.(5) Brazil also continued its efforts to attract foreign investment by eliminating red-tape restrictions and a tax on foreigners' stock market transactions as well as streamlining foreign exchange laws. In addition, foreigner investors looked favorably on Brazil as a result of Bank of Banespa's successful privatization.

In eastern Europe, Poland's monetary policy during the reporting period centered on raising the benchmark intervention rate in a bid to curb inflation. Inflation fell and in January the consumer price index rose by only 7.4%, compared with 8.5% in December.(6) However, higher borrowing costs resulted in falling domestic demand in the second half of 2000. Nevertheless, Poland's 5.1% GDP growth in 2000 was higher than the 4.1% registered in 1999.(7) In the political arena, Polish President Aleksander Kwasniewski was re-elected as widely expected. Political continuity should allow the Polish government to concentrate on reforms.

South Africa's economy continued on the road to recovery as South African companies began to reap the benefits of recent efforts to streamline operations and become more internationally competitive. In another positive development,

TOP 10 COUNTRIES*
2/28/01

                                                                      % OF TOTAL
COUNTRY                                                               NET ASSETS
--------------------------------------------------------------------------------
South Africa                                                               16.5%

Mexico                                                                     11.5%

South Korea                                                                 8.4%

Brazil                                                                      8.0%

Thailand                                                                    7.7%

Hong Kong                                                                   5.9%

Turkey                                                                      5.6%

Poland                                                                      4.9%

Indonesia                                                                   3.5%

Taiwan                                                                      3.0%

* Does not include investments in fixed income securities, short-term investments or other net assets.


5. Source: Reuters, 2/15/01.
6. Source: Poland Central Statistical Office.
7. Source: OECD, Developments in Individual OECD Countries, 2000.


                                                                               3
PAGE



TOP 10 EQUITY HOLDINGS*
2/28/01

COMPANY                                                               % OF TOTAL
SECTOR, COUNTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Chueng Kong Holdings Ltd.                                                   4.0%
Real Estate, Hong Kong

Grupo Financiero Banamex
Accival SA de CV                                                            3.9%
Banks, Mexico

Cemex SA                                                                    3.4%
Construction Materials, Mexico

South African Breweries PLC                                                 3.1%
Beverages, South Africa

Centrais Electricas Brasileiras SA
(Eletrobras), Ord. & B, pfd.                                                2.9%
Electric Utilities, Brazil

Anglo American PLC                                                          2.3%
Metals & Mining, South Africa

Samsung Electronics Co. Ltd.                                                2.2%
Semiconductor Equipment & Products, South Korea

Banco Bradesco SA, pfd.                                                     2.1%
Banks, Brazil

Sasol Ltd.                                                                  1.9%
Oil & Gas, South Africa

PT Telekomunikasi Indonesia
(Persero), B                                                                1.6%
Diversified Telecommunication Services, Indonesia

* Does not include investments in fixed income securities, short-term investments or other net assets.


the government announced that it intended to accelerate the privatization of state-owned companies and raise at least $6 billion by 2004 primarily through foreign direct investment. Consumer confidence also improved as indicated by a 4.1% retail sales growth from September through November 2000 compared with the same period a year earlier, while manufacturing output rose 4.5% in 2000.(8)

During the first four months of the reporting period, emerging markets generally experienced declines in stock market performance. However, U.S. interest rate cuts in January and February positively affected emerging markets. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (in U.S. dollars), a leading indicator of emerging market performance, returned -17.04% for the period under review but rose 4.86% during the first two months of 2001.(9) Within this environment, the Fund posted six-month cumulative total returns of -5.26% in market price terms and -14.47% in net asset value terms, as shown in the Performance Summary on page 8.

Attempting to maximize the Fund's return, we made a number of changes to the portfolio during the six months under review. We decreased our exposure to Brazil and Singapore, selling what we considered overvalued stocks, particularly expensive


8. Source: Reuters, 2/6/01.

9. Source: Standard and Poor's Micropal. The unmanaged MSCI Emerging Markets Free Index is a market capitalization-weighted equity index comprising 26 of the 48 countries in the MSCI universe. "Free" denotes investment opportunities in the developing world available to foreign investors. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


4
PAGE


telecommunication shares. Technology sector corrections, which led to general selling across most sectors, enabled the Fund to increase its exposure to India and Taiwan. We continue to favor South Africa due to the growth potential of the country's market and South African companies' high quality of management.

As of February 28, 2001, the banking industry dominated the portfolio, followed by diversified telecommunication services and oil & gas. Our largest country exposure was to South Africa (16.5% of total net assets), followed by Mexico (11.5%) and South Korea (8.4%). Nevertheless, it is important to keep in mind that we are fundamental investors who focus on companies, not on a top-down analysis of economies or industries. We take into account prospects of industries and economies, but we do not intentionally overweight or underweight any industry or country.

The changes listed above, plus changes in the value of individual stocks during the reporting period, led to the replacement of two of the Fund's top 10 holdings. Korean Electric Power (South Korea) and Telefonos de Mexico (Mexico) dropped from the list. Replacing these companies were South African Breweries (South Africa) and PT Telekomunikasi (Indonesia).


                                                                               5
PAGE



Looking forward, we are confident about the long-term prospects for Templeton Emerging Markets Fund. We expect a new mood of optimism to take hold in many emerging markets in the short-term as investors recuperate from the losses experienced in 2000 and begin to take a more aggressive attitude toward investing. We also believe that market expectations of lower U.S. interest rates could boost some markets over the long term, especially those in Asia and Latin America, as well as among interest rate-sensitive industries such as property. In any case, with economic recovery in most regions on its way, we believe that the present discounts on stocks in many of these markets are unwarranted. Thus, we shall continue seeking to take advantage of these opportunities to build positions in many solid companies trading at what we consider appealing prices.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to


6
PAGE


those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, Hong Kong's equity market has appreciated 762.56% in the last 15 years, but has also suffered 5 quarterly declines of more than 20% each during that time.(10) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

We thank you for your continued participation in Templeton Emerging Markets Fund and welcome your comments and suggestions.

Sincerely,


/s/ Mark Mobius

Mark Mobius
President
Templeton Emerging Markets Fund, Inc.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


10. Source: Hong Kong's Hang Seng Index. Based on quarterly percentage price change over 15 years ended 12/31/00. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Finance, Utilities, Properties and Commerce and Industry. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


PAGE

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PRICE AND DISTRIBUTION INFORMATION

                                           CHANGE         2/28/01        8/31/00
--------------------------------------------------------------------------------
Net Asset Value                           -$1.78          $9.66          $11.44
Market Price (NYSE)                       -$0.6025        $8.7100        $9.3125

DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                            $0.1029

PERFORMANCE

                                        6-MONTH   1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)

  Based on change in
  net asset value                       -14.47%   -23.91%   +11.32%   +213.86%

  Based on change in
  market price                           -5.26%   -22.44%   -19.02%   +156.80%

Average Annual Total Return(1)

  Based on change in
  net asset value                       -14.47%   -23.91%    +2.17%    +12.12%

  Based on change in
  market price                           -5.26%   -22.44%    -4.13%     +9.89%


1. Total returns represent the cumulative or average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.


8
PAGE



IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM: On November 28, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.
--------------------------------------------------------------------------------


                                                                               9
PAGE

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Highlights

                                              SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2001    --------------------------------------------------------
                                                 (UNAUDITED)         2000        1999        1998        1997        1996
                                              -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......          $11.44           $11.60      $10.85      $20.67      $17.26      $18.23
                                              -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................             .03              .13         .13         .26         .27         .25
 Net realized and unrealized gains
   (losses)...............................           (1.71)            (.16)       5.17       (7.64)       4.27        1.20
                                              -----------------------------------------------------------------------------
Total from investment operations..........           (1.68)            (.03)       5.30       (7.38)       4.54        1.45
                                              -----------------------------------------------------------------------------
Less distributions from:
 Net investment income....................            (.10)            (.10)       (.29)       (.26)       (.21)       (.26)
 Net realized gains.......................              --             (.03)      (4.26)      (2.18)       (.92)      (2.16)
                                              =============================================================================
Total distributions.......................            (.10)            (.13)      (4.55)      (2.44)      (1.13)      (2.42)
                                              -----------------------------------------------------------------------------
Net asset value, end of period............           $9.66           $11.44      $11.60      $10.85      $20.67      $17.26
                                              =============================================================================
Total Return*
 Based on market value per share..........         (5.26)%         (23.10)%      99.91%    (54.35)%      33.81%       7.45%
 Based on net asset value per share.......        (14.47)%           (.24)%      60.34%    (39.69)%      27.34%       8.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........        $170,524         $201,965    $204,804    $182,352    $342,002    $283,678
Ratios to average net assets:
 Expenses.................................           1.63%**          1.68%       1.63%       1.70%       1.67%       1.71%
 Net investment income....................            .58%**          1.09%       1.18%       1.58%       1.38%       1.51%
Portfolio turnover rate...................          34.85%           81.66%      45.00%      40.51%      12.60%       8.83%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
 10
PAGE

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)

                                                                     INDUSTRY                     SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.5%
ARGENTINA 2.2%
*Capex SA, A......................................              Electric Utilities                   42,214     $    167,184
*Molinos Rio de la Plata SA, B....................                Food Products                     103,832          160,956
Perez Companc SA, B...............................                  Oil & Gas                       625,842          920,080
Quilmes Industrial SA, ADR, pfd. .................                  Beverages                        83,110          831,100
Telecom Argentina Stet-France Telecom SA, B,
  ADR.............................................    Diversified Telecommunication Services         97,988        1,586,426
                                                                                                                ------------
                                                                                                                   3,665,746
                                                                                                                ------------
AUSTRIA 2.8%
Austria Tabak AG..................................                   Tobacco                          6,592          419,490
BBAG Oesterreichische Brau-Beteiligungs AG........                  Beverages                         4,757          192,480
Erste Bank Der Oester Sparkassen AG...............                    Banks                          34,970        1,800,870
Mayr-Melnhof Karton AG............................            Containers & Packaging                 11,660          563,254
OMV AG............................................                  Oil & Gas                        22,245        1,801,808
                                                                                                                ------------
                                                                                                                   4,777,902
                                                                                                                ------------
BRAZIL 8.0%
Banco Bradesco SA, pfd. ..........................                    Banks                     624,063,710        3,511,981
*Banco Bradesco SA, new, pfd. ....................                    Banks                      17,727,291           99,762
Brasil Telecom SA, pfd. ..........................    Diversified Telecommunication Services     83,390,026          588,889
Centrais Eletricas Brasileiras SA (Eletrobras)....              Electric Utilities               91,495,000        1,792,290
Centrais Eletricas Brasileiras SA (Eletrobras), B,
  pfd. ...........................................              Electric Utilities              175,816,770        3,140,353
Cia Energetica de Minas Gerais, pfd. .............              Electric Utilities               54,208,000          814,380
Companhia Paranaense de Energia-Copel, B, pfd. ...              Electric Utilities              142,037,000        1,306,726
Copene-Petroquimica do Nordeste SA, A, pfd. ......                  Chemicals                     1,678,800          513,466
Duratex SA, pfd. .................................              Building Products                 9,056,910          263,707
Eletropaulo Metropolitana SA, pfd. ...............              Electric Utilities               10,015,906          531,747
Embraer-Empresa Brasileira de Aeronautica SA......             Aerospace & Defense                   73,600          560,059
Unibanco Uniao de Bancos Brasileiros SA, GDR......                    Banks                          23,826          570,633
                                                                                                                ------------
                                                                                                                  13,693,993
                                                                                                                ------------
*CHILE .2%
Cia de Telecomunicaciones de Chile SA, ADR........    Diversified Telecommunication Services         11,100          161,061
Madeco Manufacturera de Cobre SA, ADR.............               Metals & Mining                     27,960          145,392
                                                                                                                ------------
                                                                                                                     306,453
                                                                                                                ------------
CHINA .6%
Beijing Datang Power Generation Co. Ltd., H.......              Electric Utilities                   42,000           13,327
China Everbright Ltd. ............................            Diversified Financials                184,000          214,669
*China Petroleum & Chemical Corp., H..............                  Oil & Gas                       430,000           68,911
PetroChina Co. Ltd., H............................                  Oil & Gas                     4,308,000          800,856
                                                                                                                ------------
                                                                                                                   1,097,763
                                                                                                                ------------

                                                                              11
PAGE
TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                     INDUSTRY                     SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
COLOMBIA .4%
Cementos Argos SA.................................            Construction Materials                255,128     $    546,663
Compania Nacional de Chocolates SA................                Food Products                      65,124          174,067
                                                                                                                ------------
                                                                                                                     720,730
                                                                                                                ------------
CROATIA .5%
Pliva D D, GDR, Reg S.............................               Pharmaceuticals                     77,600          929,260
                                                                                                                ------------
CZECH REPUBLIC .7%
*CEZ AS...........................................              Electric Utilities                  449,150        1,221,293
Philip Morris CR AS...............................                   Tobacco                             35            5,840
                                                                                                                ------------
                                                                                                                   1,227,133
                                                                                                                ------------
EGYPT 1.5%
*Al Ahram Beverages Co., GDR......................                  Beverages                        41,407          519,658
Commercial International Bank Ltd. ...............                    Banks                         112,185        1,022,884
*Orascom Telecom..................................     Wireless Telecommunication Services           41,250          365,380
*Orascom Telecom, GDR, Reg S......................     Wireless Telecommunication Services           26,000          109,200
*Suez Cement Co. .................................            Construction Materials                 61,450          565,039
                                                                                                                ------------
                                                                                                                   2,582,161
                                                                                                                ------------
ESTONIA .4%
Hansabank Ltd. ...................................                    Banks                          72,750          612,327
                                                                                                                ------------
FINLAND .1%
Hartwall OYJ, A...................................                  Beverages                        17,300          254,545
                                                                                                                ------------
GREECE .6%
Hellenic Telecommunications Organization SA.......    Diversified Telecommunication Services         68,440          956,648
                                                                                                                ------------
HONG KONG 5.9%
Cheung Kong Holdings Ltd. ........................                 Real Estate                      560,000        6,784,702
Citic Pacific Ltd. ...............................           Industrial Conglomerates                77,000          276,414
Hang Lung Development Co. Ltd. ...................                 Real Estate                      934,000        1,011,846
HSBC Holdings PLC.................................                    Banks                          26,812          360,935
Hutchison Whampoa Ltd. ...........................            Diversified Financials                 96,700        1,146,778
Smartone Telecommunications Holdings Ltd. ........     Wireless Telecommunication Services           81,000          128,252
Swire Pacific Ltd., A.............................            Diversified Financials                 54,500          373,819
                                                                                                                ------------
                                                                                                                  10,082,746
                                                                                                                ------------
HUNGARY 1.1%
Egis RT...........................................               Pharmaceuticals                      6,312          212,748
Gedeon Richter Ltd. ..............................               Pharmaceuticals                     11,460          649,975
Matav RT..........................................    Diversified Telecommunication Services        209,100          693,580
Mol Magyar Olay-Es Gazipari RT....................                  Oil & Gas                        15,400          253,279
                                                                                                                ------------
                                                                                                                   1,809,582
                                                                                                                ------------

 12
PAGE


TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                     INDUSTRY                     SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
INDIA 1.4%
Bharat Heavy Electricals Ltd. ....................             Electrical Equipment                  22,000     $     76,484
BSES Ltd. ........................................              Electric Utilities                    8,400           39,830
*Colgate-Palmolive (INDIA) Ltd. ..................              Household Products                   21,759           85,040
Gas Authority of India Ltd., GDR..................                Gas Utilities                       6,500           46,313
Grasim Industries Ltd. ...........................           Industrial Conglomerates                77,300          531,993
Hero Honda Motors Ltd. ...........................                 Automobiles                        7,030          122,744
Hindalco Industries Inc. .........................               Metals & Mining                      4,400           72,850
Hindustan Petroleum Corporation Ltd. .............                  Oil & Gas                        45,939          174,461
Mahanagar Telephone Nigam Ltd. ...................    Diversified Telecommunication Services        118,000          374,112
Satyam Computers Services Ltd. ...................           IT Consulting & Services                 6,800           50,684
SSI Ltd. .........................................           IT Consulting & Services                17,250          471,480
Videsh Sanchar Nigam Ltd. ........................    Diversified Telecommunication Services         31,900          219,781
Zee Telefilms Ltd. ...............................                    Media                          42,200          155,230
                                                                                                                ------------
                                                                                                                   2,421,002
                                                                                                                ------------
INDONESIA 3.5%
*PT Barito Pacific Timber TBK.....................           Paper & Forest Products              5,823,500           62,062
PT Gudang Garamm..................................                   Tobacco                        251,500          356,095
PT Hanjaya Mandala Sampoerna......................                   Tobacco                        101,500          146,803
*PT Indah Kiat Pulp & Paper Corp. TBK.............           Paper & Forest Products              3,155,800          145,739
*PT Indocement Tunggal Prakarsa...................            Construction Materials                747,000           89,087
*PT Indofoods Sukses Makmur TBK...................                Food Products                  10,582,750          993,559
PT Indosat TBK....................................    Diversified Telecommunication Services        973,500        1,037,478
PT Semen Gresik TBK...............................            Construction Materials                569,111          366,796
PT Telekomunikasi Indonesia (Persero), B..........    Diversified Telecommunication Services      8,930,460        2,651,266
PT Timah TBK......................................               Metals & Mining                  1,014,000          182,680
PT Tjiwi Kimia TBK................................           Paper & Forest Products                221,500            7,082
                                                                                                                ------------
                                                                                                                   6,038,647
                                                                                                                ------------
ISRAEL 1.2%
Elbit Systems Ltd. ...............................             Aerospace & Defense                    9,431          135,515
Elron Electronic Industries Ltd. .................      Electronic Equipment & Instruments           28,523          605,412
*Formula Systems Ltd. ............................                   Software                        13,259          403,282
*Fundtech Ltd. ...................................                   Software                        17,110          158,268
*Gilat Satellite Networks Ltd. ...................           Communications Equipment                 4,640          162,980
*Magic Software Enterprises Ltd. .................                   Software                        11,350           29,084
*Makhteshim-Agan Industries Ltd. .................                  Chemicals                       205,121          469,290
*Sapiens International Corp. .....................                   Software                        20,400           22,950
*Tecnomatix Technologies Ltd. ....................                   Software                         7,568           43,989
*Vocaltec Communications Ltd. ....................                   Software                        11,400           52,013
                                                                                                                ------------
                                                                                                                   2,082,783
                                                                                                                ------------

                                                                              13
PAGE

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                     INDUSTRY                     SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
MALAYSIA .7%
Genting Bhd. .....................................         Hotels Restaurants & Leisure             317,200     $    859,779
IOI Corp. Bhd. ...................................                Food Products                     284,454          180,404
Resorts World Bhd. ...............................         Hotels Restaurants & Leisure              96,000          181,895
                                                                                                                ------------
                                                                                                                   1,222,078
                                                                                                                ------------
MEXICO 11.5%
Alfa SA de CV, A..................................           Industrial Conglomerates                22,200           28,822
*America Movil SA de CV, L, ADR...................     Wireless Telecommunication Services           51,102          914,726
Cemex SA..........................................            Construction Materials              1,399,257        5,865,201
DESC SA de CV DESC, B.............................           Industrial Conglomerates               471,900          206,654
Grupo Bimbo SA de CV, A...........................                Food Products                     831,900        1,011,481
*Grupo Carso SA de CV.............................           Industrial Conglomerates                23,000           54,508
Grupo Financiero Banamex Accival SA de CV.........                    Banks                       3,657,382        6,685,415
*Grupo Financiero Bancomer SA de CV...............                    Banks                         991,500          664,065
*Grupo Mexico SA de CV, B.........................               Metals & Mining                    216,700          638,601
Kimberly Clark de Mexico SA de CV, A..............           Paper & Forest Products                693,800        1,808,670
Telefonos de Mexico SA de CV (Telmex), ADR........    Diversified Telecommunication Services         51,102        1,648,551
                                                                                                                ------------
                                                                                                                  19,526,694
                                                                                                                ------------
PAKISTAN 1.0%
*Hub Power Co. Ltd. ..............................              Electric Utilities                2,602,000          928,821
Pakistan Telecommunications Corp., A..............    Diversified Telecommunication Services      2,589,000          842,127
                                                                                                                ------------
                                                                                                                   1,770,948
                                                                                                                ------------
PHILIPPINES 1.8%
*Philippine National Bank.........................                    Banks                       1,059,860        1,020,362
San Miguel Corp., B...............................                  Beverages                     1,664,900        2,016,494
                                                                                                                ------------
                                                                                                                   3,036,856
                                                                                                                ------------
POLAND 4.9%
Bank Rozwoju Eksportu SA..........................                    Banks                          28,180          862,902
Bank Slaski SA W Katowicach.......................                    Banks                          15,900          875,590
*Elektrim SA......................................             Electrical Equipment                 197,050        1,644,719
Impexmetal SA.....................................               Metals & Mining                      1,003            5,449
*Orbis SA.........................................         Hotels Restaurants & Leisure              51,900          290,932
Polski Koncern Naftowy Orlen SA...................                  Oil & Gas                       474,600        2,092,014
Telekomunikacja Polska SA.........................    Diversified Telecommunication Services        435,021        2,524,508
                                                                                                                ------------
                                                                                                                   8,296,114
                                                                                                                ------------
RUSSIA 1.6%
GUM Trade House...................................               Multiline Retail                    27,000           34,695
Lukoil-Holdings...................................                  Oil & Gas                         2,268           21,546
Lukoil-Holdings, ADR..............................                  Oil & Gas                        35,940        1,379,018
Mosenergo, ADR....................................              Electric Utilities                   92,840          301,730
Mosenergo, GDR....................................              Electric Utilities                    9,800           32,443
Rostelecom, ADR...................................    Diversified Telecommunication Services        148,770          758,727

 14
PAGE

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                     INDUSTRY                     SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
RUSSIA (CONT.)
Rostelecom, pfd. .................................    Diversified Telecommunication Services         95,500     $     34,141
Unified Energy Systems............................              Electric Utilities                  900,000           85,320
                                                                                                                ------------
                                                                                                                   2,647,620
                                                                                                                ------------
SINGAPORE 2.9%
Cycle & Carriage Ltd. ............................               Specialty Retail                    80,047          164,279
First Capital Corp. Ltd. .........................                 Real Estate                      140,000           98,716
Fraser and Neave Ltd. ............................                  Beverages                       431,700        1,818,961
*Golden Agri-Resources Ltd. ......................                Food Products                     218,000           16,871
Keppel Corp. Ltd. ................................            Diversified Financials              1,118,000        2,217,542
Sembcorp Industries Ltd. .........................           Industrial Conglomerates               391,096          417,014
Sembcorp Marine Ltd. .............................                  Machinery                        38,000           16,992
United Industrial Corp. Ltd. .....................                 Real Estate                      363,000          191,447
                                                                                                                ------------
                                                                                                                   4,941,822
                                                                                                                ------------
*SLOVAK REPUBLIC
Slovnaft AS.......................................                  Oil & Gas                         8,000           77,196
                                                                                                                ------------
SOUTH AFRICA 16.5%
*African Bank Investments Ltd. ...................            Diversified Financials                493,800          447,398
Anglo American PLC................................               Metals & Mining                     59,320        3,912,694
Barloworld Ltd. ..................................           Industrial Conglomerates               344,044        2,435,828
*Comparex Holdings Ltd. ..........................           IT Consulting & Services                30,800           42,855
*Datatec Ltd. ....................................           Communications Equipment                10,700           33,446
Fedsure Holdings Ltd. ............................                  Insurance                       188,663          783,857
Firstrand Ltd. ...................................                    Banks                         312,000          309,335
*Imperial Holdings Ltd............................               Specialty Retail                    66,798          570,627
Iscor Ltd. .......................................               Metals & Mining                    350,738          907,942
Johnnic Holdings Ltd. ............................            Diversified Financials                  8,200           75,144
Kersaf Investments Ltd. ..........................         Hotels Restaurants & Leisure              91,175          418,938
Liberty Group Ltd. ...............................                  Insurance                       114,459          921,479
*MIH Holdings Ltd. ...............................         Internet Software & Services              14,000           38,416
Nedcor Ltd. ......................................                    Banks                          17,792          361,551
Old Mutual PLC....................................                  Insurance                     1,063,760        2,481,585
Palabora Mining Co. Ltd. .........................               Metals & Mining                     27,000          164,251
Remgro Ltd. ......................................           Industrial Conglomerates               232,000        1,576,495
Reunert Ltd. .....................................      Electronic Equipment & Instruments          122,000          225,019
Sanlam Ltd. ......................................                  Insurance                       953,000        1,152,086
Sappi Ltd. .......................................           Paper & Forest Products                 48,217          399,416
Sasol Ltd. .......................................                  Oil & Gas                       415,000        3,276,599
South African Breweries PLC.......................                  Beverages                       692,348        5,224,423
Tiger Brands Ltd. ................................                Food Products                     207,333        1,636,981
Tongaat-Hulett Group Ltd. ........................                Food Products                      98,681          541,558
Venfin Ltd. ......................................     Wireless Telecommunication Services          103,316          260,764
                                                                                                                ------------
                                                                                                                  28,198,687
                                                                                                                ------------

                                                                              15
PAGE

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                     INDUSTRY                     SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
SOUTH KOREA 8.4%
Cheil Jedang Corp. ...............................                Food Products                      19,780     $    694,768
Hana Bank.........................................                    Banks                          20,650          128,435
Hyundai Motor Co. Ltd. ...........................                 Automobiles                       64,230          819,456
Kookmin Bank......................................                    Banks                          38,800          559,987
Korea Electric Power Corp. .......................              Electric Utilities                  111,240        2,279,617
Korea Telecom Corp. ..............................    Diversified Telecommunication Services          1,652           86,018
Korea Telecom Corp., ADR..........................    Diversified Telecommunication Services          8,483          254,490
LG Chemical Ltd. .................................                  Chemicals                        25,500          284,666
Samsung Corp. ....................................       Trading Companies & Distributors            36,800          209,808
Samsung Electro-Mechanics Co. ....................      Electronic Equipment & Instruments            2,862           99,957
Samsung Electronics Co. Ltd. .....................      Semiconductor Equipment & Products           25,577        3,813,810
Samsung Heavy Industries Co. Ltd. ................                  Machinery                       503,588        2,184,450
Samsung SDI Co. Ltd. .............................      Electronic Equipment & Instruments           33,966        1,736,082
SK Corp. .........................................                  Oil & Gas                        91,980        1,092,817
SK Global.........................................       Trading Companies & Distributors            20,318          148,242
                                                                                                                ------------
                                                                                                                  14,392,603
                                                                                                                ------------
TAIWAN 3.0%
*Accton Technology Corp. .........................           Computers & Peripherals                459,000          815,968
*Advanced Semiconductor Engineering Inc. .........      Semiconductor Equipment & Products          279,000          269,986
Advantech Co. Ltd. ...............................           Computers & Peripherals                 70,000          280,260
*China Development Industrial Bank................                    Banks                         169,000          178,170
*China Motor Co. Ltd. ............................                 Automobiles                      140,000          142,402
*Compal Electronics Inc. .........................           Computers & Peripherals                205,000          323,234
Elan Microelectronics Corp. ......................                   Software                        36,000           97,944
*Procomp Informatics Co. Ltd. ....................                  Machinery                        18,000           57,041
*Ritek Corp. .....................................           Computers & Peripherals                 86,000          204,730
*Siliconware Precision Industries Co. Ltd. .......      Semiconductor Equipment & Products          210,000          178,544
*Taiwan Semiconductor Manufacturing Co. ..........      Semiconductor Equipment & Products          649,000        1,805,843
UNI-President Enterprises Corp. ..................                Food Products                     147,840           91,414
*United Epitaxy Co. Ltd. .........................      Electronic Equipment & Instruments            8,722            8,602
*United Microelectronics Corp. ...................      Semiconductor Equipment & Products          244,000          399,815
*Yageo Corp. .....................................      Electronic Equipment & Instruments          122,000          171,996
                                                                                                                ------------
                                                                                                                   5,025,949
                                                                                                                ------------
THAILAND 7.7%
*American Standard Sanitaryware Public Co. Ltd.,
  fgn. ...........................................              Building Products                    13,300           49,419
*Bangkok Bank Public Co. Ltd. ....................                    Banks                             700              683
*Bangkok Bank Public Co. Ltd., fgn. ..............                    Banks                         734,800          981,212
BEC World Public Co. Ltd., fgn. ..................                    Media                          32,460          174,889
Charoen Pokphand Foods Public Co. Ltd., fgn. .....                Food Products                     309,096          308,665
*Charoen Pokphand Foods Public Co. Ltd., fgn.,
  wts., 4/29/02...................................                Food Products                     166,998           13,186
*Dusit Thani Public Co. Ltd., fgn. ...............         Hotels Restaurants & Leisure              74,500           47,146
Electricity Generating Public Co. Ltd.............              Electric Utilities                  122,100          110,588
*Jasmine International Public Co. Ltd., fgn. .....    Diversified Telecommunication Services        930,900          221,591
*Land and House Public Co. Ltd., fgn. ............              Household Durables                  399,749          213,521

 16
PAGE

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                     INDUSTRY                     SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
THAILAND (CONT.)
PTT Exploration & Production Public Co. Ltd.,
  fgn. ...........................................                  Oil & Gas                       332,700     $    834,454
Saha Union Public Co. Ltd., fgn. .................              Textiles & Apparel                    3,900            1,223
*Shin Corporations Public Company Ltd., fgn. .....     Wireless Telecommunication Services          263,000        1,258,198
*Siam Cement Public Co. Ltd. .....................            Construction Materials                 70,165          482,323
*Siam Cement Public Co. Ltd., fgn. ...............            Construction Materials                106,615        1,010,193
*Siam Commercial Bank, 5.25%, fgn., cvt. pfd. ....                    Banks                       3,366,300        2,247,588
Siam Makro Public Co. Ltd., fgn. .................               Multiline Retail                   286,500          409,191
*Telecomasia Corp. Public Co. Ltd., fgn. .........    Diversified Telecommunication Services        785,700          451,604
*Thai Airways International Public Co. Ltd.,
  fgn. ...........................................                   Airlines                       347,300          260,112
*Thai Farmers Bank Public Co. Ltd. ...............                    Banks                         130,400           75,708
*Thai Farmers Bank Public Co. Ltd., fgn. .........                    Banks                       3,610,700        2,389,804
*Total Access Communication Public Co. Ltd. ......    Diversified Telecommunication Services        253,100          921,284
*United Communications Industry Public Co. Ltd.,
  fgn. ...........................................           Communications Equipment               621,000          634,556
                                                                                                                ------------
                                                                                                                  13,097,138
                                                                                                                ------------
TURKEY 5.6%
Akbank............................................                    Banks                     535,936,722        1,999,349
Akcansa Cimento Sanayi Ve Ticaret AS..............            Construction Materials              7,515,000           44,389
*Anadolu Efes Biracilik Ve Malt Sanayii AS........                  Beverages                     3,985,000          175,505
Arcelik AS, Br. ..................................              Household Durables               71,429,000          762,403
Haci Omer Sabanci Holding AS......................            Diversified Financials            100,662,000          453,761
*Haci Omer Sabanci Holding AS, new................            Diversified Financials             33,553,996          147,777
*KOC Holding AS...................................            Diversified Financials             31,744,000        1,036,203
*Tupras-Turkiye Petrol Rafineleri AS..............                  Oil & Gas                    84,548,200        2,409,405
*Turkcell Iletisim Hizmetleri AS..................     Wireless Telecommunication Services       81,790,000        1,631,562
*Yapi Ve Kredi Bankasi AS.........................                    Banks                     264,200,000          848,725
                                                                                                                ------------
                                                                                                                   9,509,079
                                                                                                                ------------
VENEZUELA .8%
Compania Anonima Nacional Telefonos de Venezuela,
  ADR.............................................    Diversified Telecommunication Services         61,740        1,331,114
                                                                                                                ------------
TOTAL LONG TERM INVESTMENTS (COST $189,276,120)...                                                               166,333,319
                                                                                                                ------------
SHORT TERM INVESTMENTS (COST $3,888,775) 2.3%
Franklin Institutional Fiduciary Trust Money
  Market Portfolio................................                                                3,888,775        3,888,775
                                                                                                                ------------
TOTAL INVESTMENTS (COST $193,164,895) 99.8%.......                                                               170,222,094
OTHER ASSETS, LESS LIABILITIES .2%................                                                                   302,259
                                                                                                                ------------
TOTAL NET ASSETS 100.0%...........................                                                              $170,524,353
                                                                                                                ============

*Non-income producing.
                       See Notes to Financial Statements.
                                                                              17
PAGE


TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $193,164,895)....    $170,222,094
 Cash.......................................................         108,012
 Receivables:
  Investment securities sold................................       1,016,797
  Dividends and interest....................................         330,098
                                                                ------------
      Total assets..........................................     171,677,001
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         740,156
  To affiliates.............................................         191,325
 Accrued expenses...........................................         221,167
                                                                ------------
      Total liabilities.....................................       1,152,648
                                                                ------------
Net assets, at value........................................    $170,524,353
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $    416,996
 Net unrealized depreciation................................     (22,942,801)
 Accumulated net realized loss..............................     (11,743,653)
 Capital shares.............................................     204,793,811
                                                                ------------
Net assets, at value........................................    $170,524,353
                                                                ============
Net asset value per share ($170,524,353 / 17,656,437 shares
  outstanding)..............................................           $9.66
                                                                ============

                       See Notes to Financial Statements.
 18
PAGE


TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $176,877)
 Dividends..................................................    $ 1,502,286
 Interest...................................................        423,040
                                                                -----------
      Total investment income...............................                   $  1,925,326
Expenses:
 Management fees (Note 3)...................................      1,091,258
 Administrative fees (Note 3)...............................        131,079
 Transfer agent fees........................................          9,500
 Custodian fees.............................................        105,500
 Registration and filing fees...............................         15,300
 Professional fees..........................................         34,600
 Directors' fees and expenses...............................         20,400
 Other......................................................         11,500
                                                                -----------
      Total expenses........................................                      1,419,137
                                                                               ------------
            Net investment income...........................                        506,189
                                                                               ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................     (6,940,764)
  Foreign currency transactions.............................       (182,647)
                                                                -----------
      Net realized loss.....................................                     (7,123,411)
      Net unrealized depreciation on investments............                    (23,006,549)
                                                                               ------------
Net realized and unrealized loss............................                    (30,129,960)
                                                                               ------------
Net decrease in net assets resulting from operations........                   $(29,623,771)
                                                                               ============

                       See Notes to Financial Statements.
                                                                              19
PAGE

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 2001         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $    506,189           $  2,344,394
  Net realized gain (loss) from investments and foreign
   currency transactions....................................        (7,123,411)             6,673,232
  Net unrealized depreciation on investments................       (23,006,549)            (9,487,022)
                                                                ---------------------------------------
    Net decrease in net assets resulting from operations....       (29,623,771)              (469,396)

 Distributions to shareholders from:
  Net investment income.....................................        (1,816,847)            (1,820,379)
  Net realized gains........................................                --               (549,115)
                                                                ---------------------------------------
 Total distributions to shareholders........................        (1,816,847)            (2,369,494)
    Net decrease in net assets..............................       (31,440,618)            (2,838,890)

Net assets:
 Beginning of period........................................       201,964,971            204,803,861
                                                                ---------------------------------------
 End of period..............................................      $170,524,353           $201,964,971
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................      $    416,996           $  1,727,654
                                                                =======================================

                       See Notes to Financial Statements.
 20
PAGE

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund seeks long-term capital appreciation by investing primarily in emerging country equity securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

                                                                              21
PAGE

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL SHARES

On November 29, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At February 28, 2001, there were 30 million shares authorized ($0.01 par value). During the period ended February 28, 2001 and the year ended August 31, 2000, there were no share transactions.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Franklin Advisers Inc.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Sweep Money Fund. The Fund pays an administrative fee monthly to FT Services based on the rate of 0.15% per year of the Fund's average daily net assets.

 22
PAGE

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At February 28, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $195,978,722 was as follows:

Unrealized appreciation.....................................  $ 18,448,839
Unrealized depreciation.....................................   (44,205,467)
                                                              ------------
Net unrealized depreciation.................................  $(25,756,628)
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sale of foreign currencies.

At August 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $281,029. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

At August 31, 2000, the Fund had tax basis capital losses of $985,226 which may be carried over to offset future capital gains. Such losses expire August 31, 2008.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2001 aggregated $56,772,989 and $57,418,639, respectively.

                                                                              23
PAGE

TEMPLETON EMERGING MARKETS FUND, INC.
Annual Meeting of Shareholders, February 26, 2001

An Annual Meeting of Shareholders of the Fund was held at the Tower Club, Bank of America Building, One Financial Plaza, Ft. Lauderdale, Florida, on February 26, 2001. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending August 31, 2001; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harmon E. Burns, Andrew H. Hines, Jr., Charles B. Johnson and Constantine D. Tseretopoulos.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP to serve as the Fund's independent auditors for the fiscal year ending August 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                   % OF                 % OF                               % OF
   TERM EXPIRING 2004:         FOR          OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
Harmon E. Burns...........  14,536,196            82.33%                97.37%        393,052             2.22%
Andrew H. Hines, Jr.......  14,534,689            82.32%                97.36%        394,559             2.23%
Charles B. Johnson........  14,563,296            82.48%                97.55%        365,952             2.07%
Constantine D.
  Tseretopoulos...........  14,542,080            82.36%                97.41%        387,168             2.19%

                                % OF
   TERM EXPIRING 2004:      VOTED SHARES
--------------------------
Harmon E. Burns...........     2.63%
Andrew H. Hines, Jr.......     2.64%
Charles B. Johnson........     2.45%
Constantine D.
  Tseretopoulos...........     2.59%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2001:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  14,680,345            83.14%                98.33%
Against...................     158,944             0.90%                 1.07%
Abstain...................      89,959             0.51%                 0.60%
--------------------------------------------------------------------------------
Total.....................  14,929,248            84.55%               100.00%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  13,206,104            74.79%                88.45%
Against...................     913,207             5.17%                 6.12%
Abstain...................     809,937             4.59%                 5.43%
--------------------------------------------------------------------------------
Total.....................  14,929,248            84.55%               100.00%

*Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps, are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 24
PAGE


TEMPLETON EMERGING MARKETS FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              25
PAGE

TEMPLETON EMERGING MARKETS FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund, Inc. are traded on the New York Stock Exchange under the symbol "EMF." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 26
PAGE


SEMIANNUAL REPORT

TEMPLETON EMERGING MARKETS FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLEMF S01 04/01                                 [LOGO] Printed on recycled paper